Exhibit 99.1

Microbot Medical® to Participate at the Oppenheimer 36th Annual Healthcare MedTech & Services Conference for The First Time

Live Webcast on Thursday, March 19 at 8:40 am ET to Highlight the Expanding Clinical Experience with the LIBERTY® Endovascular Robotic System During the Limited Market Release

HINGHAM, Mass., March 10 2026 — Microbot Medical Inc. (Nasdaq: MBOT), developer and distributor of the innovative LIBERTY® Endovascular Robotic System, announced that it will be participating at the virtual Oppenheimer 36th Annual Healthcare MedTech & Services Conference, held March 16-19, 2026. This marks the first time the Company has been invited to participate in this conference, reflecting growing market interest in the Company. Harel Gadot, CEO, President & Chairman will present live at 8:40 am ET on Thursday, March 19th. Mr. Gadot will highlight recent achievements from LIBERTY’s limited market release and review key market growth drivers that the Company believes will position itself to execute its near and long-term strategy to accelerate customer adoption and increase shareholder value. The presentation will be a live webcast and may be accessed via the ‘Investors’ section on Microbot Medical’s website at https://ir.microbotmedical.com/.

The Company’s Chief Financial Officer, Rachel Vaknin, and Earl Adamy, Vice President of Strategic Marketing & Business Development, will be available to meet institutional investors and other interested parties on Wednesday, March 18th. Interested parties should reach out to their Oppenheimer & Co. sales representatives or contact mpolyviou@evcgroup.com to schedule a one-on-one meeting with Microbot Medical’s management team.

“We continue to see that the progress and growing commercial momentum of LIBERTY’s limited market release is starting to generate meaningful interest at leading healthcare institutions. The Oppenheimer conference provides an important opportunity to share our milestones, emerging opportunities, and strategic initiatives with a broader audience,” commented Mr. Gadot. “We believe LIBERTY represents a unique and differentiated solution addressing critical unmet healthcare needs, and we have a unique opportunity as we create a new category of advanced surgical robotics designed to support the delivery of high-quality care.”

LIBERTY is the only FDA cleared, single-use, remotely operated robotic system for peripheral endovascular procedures, and it is designed for precise vascular navigation while aiming to reduce radiation exposure and physical strain. The Company commenced the limited market release of the LIBERTY system in late 2025 and plans for a full market release at the Society of Interventional Radiology (SIR) conference in April 2026, allowing the Company to showcase LIBERTY with the goal to deepen market adoption.

About Microbot Medical

Microbot Medical Inc. (NASDAQ: MBOT) is a commercial stage medical device company focused on transforming endovascular procedures through advanced robotic technology. Microbot’s LIBERTY® Endovascular Robotic System is the world’s first FDA cleared single-use, remotely operated robotic solution designed for precision, efficiency and safety. Backed by a strong intellectual property portfolio and a commitment to innovation, Microbot is driving the future of endovascular care.

Learn more at www.microbotmedical.com and connect on LinkedIn and X.

Safe Harbor

Statements to future financial and/or operating results, future adoption of products, future growth in research, technology, clinical development, commercialization and potential opportunities for Microbot Medical Inc. and its subsidiaries, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Any statements that are not historical fact (including, but not limited to statements that contain words such as “contemplates,” “continues,” “could,” “forecasts,” “intends,” “may,” “might,” “possible,” “potential,” “predicts,” “projects,” “should,” “would,” “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements involve risks and uncertainties, including, without limitation, market conditions, risks inherent in the commercialization of the LIBERTY® Endovascular Robotic System, and in the development of future versions of or applications for the system, uncertainty in the results of regulatory pathways and regulatory approvals, uncertainty resulting from political, social and geopolitical conditions, particularly any changes in personnel or processes or procedures at the FDA and announcements of tariffs on imports into the U.S., disruptions resulting from new and ongoing hostilities between Israel and the Palestinians, Iran and other neighboring countries, and maintenance of intellectual property rights. Additional information on risks facing Microbot Medical® can be found under the heading “Risk Factors” in Microbot Medical’s periodic reports filed with the Securities and Exchange Commission (SEC), which are available on the SEC’s web site at www.sec.gov. Microbot Medical® disclaims any intent or obligation to update these forward-looking statements, except as required by law.

Contacts:

IR@microbotmedical.com

Media@microbotmedical.com